UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 13, 2013

ROCKY BRANDS, INC.
(Exact name of registrant as specifıed in its charter)

Ohio	001-34382	31-1364046
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identifıcation No.)

39 East Canal Street, Nelsonville, Ohio	45764
(Address of principal executive offıces)	(Zip Code)

Registrant’s telephone number, including area code	(740) 753-1951

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fıling is intended to simultaneously satisfy the fıling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 13, 2013, Rocky Brands, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Borrowers”) entered into a Joinder and Amendment No. 2 to Loan Documents (the “Amendment”), which amends the Company’s Revolving Credit, Guaranty, and Security Agreement with the lenders party thereto (the “Lenders”), and PNC Bank, National Association, as administrative agent for the Lenders (the “Agent”). A copy of the Revolving Credit, Guaranty, and Security Agreement between the Borrowers, the Lenders, and the Agent (the “Loan Agreement”) was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated October 20, 2010, filed with the Securities and Exchange Commission on October 21, 2010, and a copy of Amendment No. 1 to the Loan Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated May 8, 2013, filed May 14, 2013, both of which are incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement, as amended.

In consummation of a permitted acquisition under the Loan Agreement, the Amendment joins Creative Recreation, LLC, an Ohio limited liability company and a newly-formed subsidiary of the Company, to the Loan Agreement as a Borrower. The Amendment provides greater flexibility with respect to Availability under the Loan Agreement to permit the Company to pay dividends, make purchases of stock, redeem stock, and make other restricted payments to the Company’s shareholders, to limit the application of the financial covenants, to have greater access to the proceeds of receivables, and to maintain existing pricing.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Joinder and Amendment No. 2 to Loan Documents, dated December 13, 2013, by and among Rocky Brands, Inc., Lehigh Outfitters, LLC, Lifestyle Footwear, Inc., Rocky Brands Wholesale LLC, Rocky Brands International, LLC, Rocky Canada, Inc., and Creative Recreation, LLC, the lenders party thereto, and PNC Bank, National Association, as agent for the lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Brands, Inc.

Date: December 19, 2013	By:	/s/ James E. McDonald
James E. McDonald, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Joinder and Amendment No. 2 to Loan Documents, dated December 13, 2013, by and among Rocky Brands, Inc., Lehigh Outfitters, LLC, Lifestyle Footwear, Inc., Rocky Brands Wholesale LLC, Rocky Brands International, LLC, Rocky Canada, Inc., and Creative Recreation, LLC, the lenders party thereto, and PNC Bank, National Association, as agent for the lenders